Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL
OFFICER UNDER SECTION 906 OF THE
SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350

In connection with the accompanying report on Form 10-Q for the quarterly period ended September 30, 2025 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Atanas H. Atanasov, Chief Financial Officer of HF Sinclair Corporation (the “Company”) hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 30, 2025	/s/ Atanas H. Atanasov
Atanas H. Atanasov
Executive Vice President and Chief Financial Officer